EXHIBIT NO. 10.1

WAIVER, CONSENT AND AMENDMENT NO. 5
TO
LOAN AGREEMENT

WAIVER, CONSENT AND AMENDMENT NO. 5, dated as of January 26, 2007 (this “Amendment”), to that certain Loan Agreement, dated as of July 29, 2002, as amended by Amendment No. 1 (“Amendment No. 1”), dated as of December 20, 2002, Amendment No. 2 (“Amendment No. 2”), dated as of February 13, 2004, Amendment No. 3 (“Amendment No. 3”), dated as of July 7, 2004 and Amendment No. 4 (“Amendment No. 4”), dated as of July 28, 2005 (as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4, the “Existing Loan Agreement”), among Sunterra Corporation, a Maryland corporation (“Parent”), Borrowers (as defined therein), the Lenders (as defined therein), and Merrill Lynch Mortgage Capital Inc., as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H :

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Existing Loan Agreement;

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Existing Loan Agreement and waive certain Events of Default that might occur under the Existing Loan Agreement as more specifically set forth herein; and

WHEREAS, Agent and Lenders have indicated their willingness to agree to such amendment of, and to make such waivers to, the Existing Loan Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date (as defined in Section 3 hereof):

(a)  The definition of “Permitted Indebtedness” in Section 1.1 of the Existing Loan Agreement is hereby amended by inserting the following clause (p) therein:

“and (p) any Indebtedness of a European Subsidiary to any Loan Party.”

(b)  The definition of “Permitted Liens” in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting clause (j) thereof in its entirety and inserting in lieu thereof, the following:

“(j)  Liens securing Indebtedness referred to in clauses (h), (j), (l), (n) and (p) of the definition of “Permitted Indebtedness.”’

(c)  The definition of “Tangible Net Worth” in Section 1.1 of the Existing Loan Agreement is hereby amended by inserting at the end thereof the following:

“minus (i.e. adjusted to remove the effect of) any impairment of value of any European Subsidiary or any losses resulting from the sale or disposition of any European Subsidiary.”

(d)  The following definition is added to Section 1.1 of the Loan Agreement:

‘“European Subsidiary” means Sunterra Europe (Holdings) Limited, a United Kingdom company or any Subsidiary thereof, or any other Subsidiary of any Borrower formed or having its principal place of business in any country in Europe.’

(e)  Section 6.1 of the Existing Loan Agreement is hereby amended by deleting (i) the words “30 days” in their entirety and inserting, in lieu thereof, the words “45 days” in the first sentence of subsection 6.1(a)(ii) and (ii) inserting the words “(except any European Subsidiary)” following the word “Subsidiaries” in each instance where it appears in subsection 6.1(a)(ii).

(f)  Section 6.2 of the Existing Loan Agreement is hereby amended by (x) adding the following to the first sentence of subsection 6.2(c) directly following the words “or permit any of their Subsidiaries to do any of the foregoing”: “(it being the understanding of the parties hereto that, notwithstanding the foregoing, the sale, conveyance, transfer or disposition of any European Subsidiary by any Borrower or any Subsidiary is permitted hereunder provided that no Event of Default has occurred and is continuing under this Agreement or any other Loan Document).”

(g)  Section 6.3 of the Existing Loan Agreement is hereby amended by inserting the following directly prior to the end of Section 6.3(d): “or, in the event Borrowers or any Subsidiary shall recognize any impairment of value of any European Subsidiary or shall sell, convey or transfer any European Subsidiary and there exists any impairment of value of any European Subsidiary or any losses resulting from such sale or disposition of any European Subsidiary, permit at any time its minimum Tangible Net Worth to be less than $110,000,000.”

(h)  Schedule 1.1(i) to this Amendment is hereby incorporated into and shall be deemed a part of, Schedule 1.1(i) to the Existing Loan Agreement, as referred to in the definition of “Consolidated EBITDA” in Section 1.1 of the Existing Loan Agreement.

SECTION 2.  Waiver. As of the Effective Date the Agent and Required Lenders hereby waive any Default or Event of Default under Sections 7.1(b), 7.1(c) or 7.1(d) of the Loan Agreement, breach of representation and warranty, or failure to satisfy any condition to the making of any Loan, arising or occurring prior to the Effective Date solely (a) as a result of the representation and warranty contained in Section 5.1(h) of the Loan Agreement being incorrect or misleading or any failure to perform or comply with any covenant contained in Section 6.1(e) of the Loan Agreement, to the extent occurring in connection with, or relating to, any event, matter, condition or effect that has been publicly disclosed by the Parent on or prior to the Effective Date or (b) from the Borrowers’ failure to deliver to Agent any (i) financial statements, certificates of an Authorized Officer and/or any other documents required pursuant to Section 6.1(a) of the Loan Agreement and (ii) the Notice of Borrowing required pursuant to Section 2.2(a) of the Loan Agreement, on or prior to the dates required pursuant to the applicable provisions of the Loan Agreement, and solely with respect to the end of fiscal year 2006, Agent and Required Lenders waive compliance with the provision of Section 6.1(a)(i) requiring Borrowers to deliver certain financial statements within 120 days after the end of each fiscal year, provided that Borrowers shall (i) deliver to Agent the financial statements required pursuant to Section 6.1(a)(i) of the Loan Agreement on or prior to July 31, 2007 and (ii) following the Effective Date, deliver to Agent each of the financial statements, reports, certificates and other documents required pursuant to Section 6.1(a) and the Borrowing Notice required pursuant to Section 2.2(a) of the Loan Agreement within the time periods and in compliance with the requirements of the Loan Agreement (as amended by this Amendment). It is agreed that (x) any such Default, Event of Default, breach of representation and warranty, or failure to satisfy any condition to the making of any Loan, waived pursuant to the foregoing sentence shall be deemed not to have occurred and shall no longer be continuing for all purposes of the Loan Agreement as of and following the Effective Date and (y) the representation and warranty contained in Section 5.1(h) of the Loan Agreement that is made or deemed made on and after the date hereof is hereby qualified to except any and all events, matters, conditions or effects publicly disclosed by the Parent on or prior to the Effective Date.

SECTION 3.  Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a)  Amendment. Agent has received counterparts of this Amendment executed by Borrowers and Agent on behalf of Lenders.

(b)  Fees. Borrower shall pay to Agent a fee in the amount of $225,000.00 on or before the Effective Date. The failure to pay such fee on or before the Effective Date shall be (x) an Event of Default and (y) shall render each of the amendments and waivers set forth herein to be no longer of any force or effect.

(c)  Costs and Expenses. Borrowers shall pay all costs and expenses of Agent incurred in connection herewith or otherwise due and owing as of the date hereof pursuant to Section 9.4 of the Loan Agreement.

(d)  Representations and Warranties. The representations and warranties contained in Section 4 of this Amendment and each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, immediately prior (except to the extent waived) and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(e)  No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to or result from this Amendment.

SECTION 4.  Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and the Lenders:

(a)  Representations and Warranties. The representations and warranties contained in this Section 4 and in each of the Loan Documents are true and correct in all material respects on and as of the Effective Date, immediately prior (except to the extent waived) and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(b)  No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to or result from this Amendment.

(c)  Liens. The Lien of the Agent in the Collateral is a valid and perfected first priority Lien, subject only to Permitted Liens (to the extent such Permitted Liens are accorded priority as a matter of law or pursuant to agreement by the Agent and/or Lenders).

SECTION 5.  Reference to and Effect on the Loan Documents. As of the Effective Date, any reference in any Loan Document to the Existing Loan Agreement shall be to the Existing Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.  Integration; Amendment. This Amendment sets forth in full the terms of agreement between the parties with respect to the amendment described herein and is intended as the full, complete and exclusive agreement governing the relationship between the parties with respect to such amendment. This Amendment supersedes all discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the amendment described herein.

SECTION 7.  No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of Borrowers, Agent and the Lenders and their respective successors and assigns. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 8.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AGENT:

MERRILL LYNCH MORTGAGE CAPITAL INC.

By:		/s/	Jeffrey S. Cohen
	Name:		Jeffrey S. Cohen
	Title:		Managing Director

LENDER:

MERRILL LYNCH MORTGAGE LENDING, INC.

By:		/s/	Jeffrey S. Cohen
	Name:		Jeffrey S. Cohen
	Title:		Managing Director

BORROWERS:

SUNTERRA CORPORATION

By:		/s/	Frederick C. Bauman
	Name:		Frederick C. Bauman
	Title:		Vice President

AKGI ST. MAARTEN, NV

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

GEORGE ACQUISITION SUBSIDIARY, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

KABUSHIKI GAISHA KEI, LLC

By:	Sunterra Finance Holding Company, its Member
	By:	/s/	Frederick C. Bauman
	Name:		Frederick C. Bauman
	Title:		Vice President

LAKE TAHOE RESORT PARTNERS, LLC

By:	Sunterra Developer and Sales Holding Company, a Delaware corporation and its member,
	By:	/s/	Frederick C. Bauman
	Name:		Frederick C. Bauman
	Title:		Vice President

MMG DEVELOPMENT CORP.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

RESORT MARKETING INTERNATIONAL, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

RESORTS DEVELOPMENT INTERNATIONAL, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA RESORT MANGEMENT, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY (f/k/a AVCOM International, Inc.)

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA FINANCIAL SERVICES, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA PACIFIC, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA TRAVEL, INC.

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA FINANCE HOLDING COMPANY

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA CENTRALIZED SERVICES COMPANY

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

SUNTERRA MANAGEMENT AND EXCHANGE HOLDING COMPANY

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President

CLUB SUNTERRA DEVELOPMENT, LLC (f/k/a Club Sunterra, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

INTERNATIONAL TIMESHARES MARKETING, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA DAYTONA DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA HILTON HEAD DEVELOPMENT, LLC (f/k/a Sunterra Bent Creek Village Development, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA COMMUNICATIONS, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA CORAL SANDS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA CYPRESS POINTE I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA CYPRESS POINTE II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA CYPRESS POINTE III DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

CLUB SUNTERRA DEVELOPMENT HAWAII, LLC (f/k/a Sunterra East Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA FALL CREEK DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA GRAND BEACH I DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA GRAND BEACH II DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA GREENSPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA EPIC MORTGAGE HOLDINGS, LLC (f/k/a Sunterra KGK Partners Finance, LLC)

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA MEXICO SHARE HOLDING, LLC (f/k/a Kallof Place Development, LLC

By:	Sunterra Developer and Sales Holding Company., its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA LAKE TAHOE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA PALM SPRINGS DEVELOPMENT, LLC (f/k/a Sunterra North Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA POCO DIABLO DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA SCOTTSDALE DEVELOPMENT, LLC (f/k/a Sunterra Poipu GP Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA LAS VEGAS DEVELOPMENT, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA PORT ROYAL DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA POWHATAN DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA RESIDUAL ASSETS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA RIDGE ON SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA RIDGE POINTE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA SAN LUIS BAY DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA SANTA FE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA SEDONA SPRINGS DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA SEDONA SUMMIT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA CITRUS SHARE HOLDING, LLC (f/k/a Sunterra South Marketing, LLC)

By:	Sunterra Corporation, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA ST. CROIX DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA STEAMBOAT DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA TAHOE BEACH & SKI DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA VILLA MIRAGE DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA VILLAS OF SEDONA DEVELOPMENT, LLC

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA RESIDUAL ASSETS M&E, LLC

By:	Sunterra Management and Exchange Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC (f/k/a Sunterra Texas Development, LLC)

By:	Sunterra Developer and Sales Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA MORTGAGE HOLDINGS, LLC

By:	Sunterra Finance Holding Company, its Manager

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President:

SUNTERRA CENTRALIZED SERVICES GLOBAL, LLC

By:	Sunterra Centralized Services Company

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President:

SUNTERRA CENTRALIZED SERVICES NEVADA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA CENTRALIZED SERVICES USA, LLC

By:	Sunterra Centralized Services Company

	By:	/s/	Frederick C. Bauman
		Name:	Frederick C. Bauman
		Title:	Vice President

SUNTERRA WEST MAUI DEVELOPMENT, LLC (f/k/a Sunterra West Marketing, LLC)

By:	Sunterra Developer and Sales Holding Company, its manager

	By:	/s/	Frederick C. Bauman
Frederick C. Bauman
	Its:		Vice President

RESORT MANAGEMENT INTERNATIONAL, INC.

	By:		/s/	Frederick C. Bauman
Frederick C. Bauman
		Its:		Vice President

WEST MAUI RESORT PARTNERS, L.P.

By:		Sunterra Developer and Sales Holding Company, its General Partner

	By:		/s/	Frederick C. Bauman
Frederick C. Bauman
		Its:		Vice President

AKGI POIPU INVESTMENTS, INC.

	By:		/s/	Frederick C. Bauman
Frederick C. Bauman
		Its:		Vice President

SECTION 10.		POIPU RESORT PARTNERS, LP

By:	AKGI Poipu Investments, Inc.
Its:	Sole general partner

	By:	/s/	Frederick C. Bauman
Frederick C. Bauman
	Its:		Vice President

Schedule 1.1(i)

PROFESSIONAL FEES
As Attached

	Quarter Ending 12/31/2005	Quarter Ending 3/31/2006	Quarter Ending 6/30/2006	Quarter Ending 9/30/2006	Quarter Ending 12/31/2006	Quarter Ending 3/31/2007	Quarter Ending 6/30/2007	Quarter Ending 9/30/2007

Investigation and Restatement	$-	$-	$5,692	$6,723	$2,362	$2,918	$590	$550

Note: The above amounts are Sunterra management estimates. Due to the uncertain nature of such estimates, the actual fees may vary materially